Exhibit 99.2

NEWS RELEASE

Vistra Prices Private Offerings of

$650 Million of Senior Secured Notes

and $1.1 Billion of Senior Unsecured Notes

IRVING, Texas, Sept. 12, 2023 — Vistra Corp. (NYSE: VST) (the “Company” or “Vistra”) announced today the pricing of $650 million aggregate principal amount of senior secured notes due 2033 at a price to the public of 99.850% of their face value (the “Secured Notes”) in a private offering (the “Secured Offering”) and $1.1 billion aggregate principal amount of senior unsecured notes due 2031 at a price to the public of 100% of their face value (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”) in a concurrent private offering (the “Unsecured Offering” and, together with the Secured Offering, the “Offerings”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. The Secured Notes will be senior, secured obligations of Vistra Operations Company LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (the “Issuer”), and the Unsecured Notes will be senior, unsecured obligations of the Issuer. The Secured Notes will bear interest at the rate of 6.950% per annum and the Unsecured Notes will bear interest at the rate of 7.750% per annum. The Notes will be fully and unconditionally guaranteed by certain of the Issuer’s current and future subsidiaries that also guarantee the Issuer’s Credit Agreement, dated as of October 3, 2016 (as amended, the “Credit Agreement”), by and among the Issuer, as borrower, Vistra Intermediate Company LLC, the guarantors party thereto, Credit Suisse AG, Cayman Islands Branch (as successor to Deutsche Bank AG New York Branch), as administrative and collateral agent, various lenders and letter of credit issuers party thereto, and the other parties named therein. The Secured Notes will be secured by a first-priority security interest in the same collateral that is pledged for the benefit of the lenders under the Issuer’s Credit Agreement and certain other agreements, which consists of a substantial portion of the property, assets and rights owned by the Issuer and the subsidiary guarantors as well as the stock of the Issuer. The collateral securing the Secured Notes will be released if the Issuer’s senior, unsecured long-term debt securities obtain an investment grade rating from two out of the three rating agencies, subject to reversion if such rating agencies withdraw the investment grade rating of the Issuer’s senior, unsecured long-term debt securities or downgrade such rating below investment grade.

The Company intends to use the proceeds from the Offerings (i) to fund the cash component of the acquisition of Energy Harbor Corp. (“Energy Harbor”) pursuant to that certain transaction agreement, dated as of March 6, 2023, by and among the Issuer, Black Pen Inc., an indirect wholly owned subsidiary of the Issuer (“Merger Sub”), and Energy Harbor, pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Energy Harbor, with Energy Harbor surviving as an indirect subsidiary of Vistra (the “Merger”), (ii) for general corporate purposes, including to refinance outstanding indebtedness, and (iii) to pay fees and expenses related to the Offerings. If the Merger is not consummated, the Company intends to use the proceeds from the Offerings (i) for general corporate purposes, including to refinance outstanding indebtedness, and (ii) to pay fees and expenses related to the Offerings.

Vistra – Press Release

Sept. 12, 2023, Page 2

The Offerings are expected to close on September 26, 2023, subject to customary closing conditions. The Offerings are not conditioned upon the completion of the Merger. In addition, the consummation of the Secured Offering is not conditioned upon the consummation of the Unsecured Offering, and the consummation of the Unsecured Offering is not conditioned upon the consummation of the Secured Offering.

The Notes will not be registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistracorp.com

Analysts

Meagan Horn

214-812-0046

Investor@vistracorp.com

About Vistra

Vistra (NYSE: VST) is a leading, Fortune 500 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. With operations in 20 states and the District of Columbia, Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. Learn more at https://www.vistracorp.com.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives and to successfully integrate acquired businesses, including the pending acquisition of Energy Harbor; (iii) actions by credit ratings agencies; (iv) the ability of Vistra to consummate the transaction with Energy

Vistra – Press Release

Sept. 12, 2023, Page 3

Harbor, successfully integrate Energy Harbor’s businesses and realize the anticipated benefits of the transaction; and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended December 31, 2022 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.